EXHIBIT 32.2


                        CERTIFICATION OF PERIODIC REPORT


I, R. B. Harris, Director of InstaPay Systems, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

      (3) the Quarterly Report on Form 10-QSB of the Company for the three months ended September 30, 2004 (the " Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 ( 15 U.S.C. 78m or 78o (d); and

      (4) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 15, 2004


                                          /s/ R.B. Harris
                                          ----------------------------
                                          R. B. Harris,
                                          Principal Accounting Officer